UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

March 10, 2024 Date of Report (Date of earliest event reported)

Sonic Foundry, Inc. (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-30407 (Commission File Number)	39-1783372 (IRS Employer Identification No.)

222 W. Washington Ave Madison, WI 53703 (Address of principal executive offices)	(608) 443-1600 (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Changes in Registrant's Certifying Accountant

On March 10, 2024, Sonic Foundry, Inc. (the "Company"), received a letter from its independent auditor, Wipfli, LLP (“Wipfli”) that they were resigning as the independent registered public accountants for the Company effective immediately. The letter referred to 1) a substantial amount of unpaid fees to Wipfli; 2) an inability to complete review procedures on the Company’s Form 10-Q for the period ended December 31 2023 as a result of the unpaid invoices; 3) the fact that Mr. Burish had resigned from the Company’s board of directors and is no longer willing to provide the level of support he was previously willing to do; and 4) management’s indication that the Company is considering options related to its ongoing operations.

During the Company's two most recent fiscal years, the opinion of Wipfli did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During each of the two fiscal years ended September 30, 2022 and 2023 and through March 14, 2024, there were no disagreements with Wipfli within the meaning of Item 304 (a)(1)(iv) of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wipfli, would have caused it to make reference thereto in its reports for those periods.

As previously reported by the Company in its Form 10-K for the fiscal year ended September 30, 2023, the Company had a material weakness in its internal control over financial reporting related to controls over certain transaction level control activities specific to accounting for revenue recognition.
During fiscal 2023 the Company was managed with limited accounting resources.

Except for the material weakness described above, there were no reportable events under Item 304(a)(1)(v) of Regulation S-K that occurred within the Company’s fiscal years ended September 30, 2022 or 2023 and the subsequent interim periods preceding the effective date of Wipfli’s departure.

The Company requested that Wipfli furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated March 14, 2024, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits

16.1	Letter from Wipfli to the Securities and Exchange Commission dated March 14, 2024, regarding the resignation in certifying accountant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT LIST

NUMBER DESCRIPTION
16.1	Letter from Wipfli to the Securities and Exchange Commission dated March 14, 2024, regarding the resignation in certifying accountant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonic Foundry, Inc.
(Registrant)

March 14, 2024	By:	/s/ Joe Mozden, Jr.
Joe Mozden, Jr.
Chief Executive Officer